Filed pursuant to Rule 497(e)
1933 Act File No. 002-21600
1940 Act File No. 811-01209

Bridges Investment Fund, Inc.

Supplement dated June 20, 2018 to the
Statement of Additional Information (“SAI”)
dated April 30, 2018

Effective June 15, 2018, the Board of Directors of Bridges Investment Fund, Inc. (“Fund”) elected Jeffrey C. Royal to serve as a director of the Fund Board of Directors.  The Board also made the determination that Mr. Royal was a “Disinterested Director” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended.   The purpose of Mr. Royal’s election was to fill a recent vacancy on the Fund Board resulting from the passing of Fund director, Adam M. Koslosky, on March 18, 2018.   Also effective on June 15, 2018, Mr. Royal was elected to serve as a member of the Administration and Nominating Committee of the Board.    Mr. Royal is the President of Dundee Bank located in Omaha, Nebraska.  He has served in this position since 2005.

Please retain this supplement with your Summary Prospectus, Prospectus and SAI.